PRODUCT WARRANTY PROVISION	6 Months Ended
Jun. 30, 2025
Guarantees and Product Warranties [Abstract]
PRODUCT WARRANTY PROVISION

13. PRODUCT WARRANTY PROVISION

The movement of product warranty provision is as following:

	For the six months ended June 30,
	2025	2024
	(Unaudited)	(Unaudited)
Balance at beginning of period	$2,010,207	$2,925,070
Warranty costs incurred	(38,229)	(35,019)
Reversal for expired warranty	(153,845)	-
Foreign exchange adjustment	35,693	(67,087)
Balance at end of period	1,853,826	2,822,964
Less: Current portion	1,398,852	2,061,718
Non-current portion	$454,974	$761,246

Warranty provisions are based upon historical experience. Changes in provisions related to pre-existing legacy products were made based on actual claims and intensive testing and analysis on the legacy products.

The cost of repairs and replacement, and the frequency of claims corresponding to the products sold by the Company from 2018 to 2021 have increased due to the fact that the components purchased from one supplier do not meet the Company’s quality standards. As a result, the Company determined that the impacted legacy products sold due to the need to be repaired or replaced before the expiration of the warranty term resulted in provision of product warranty liability totaling $8.5 million (RMB58.7 million) related with this matter from 2018 to 2021. As of June 30, 2025, the remaining product warrant liability provision for this legacy supplier was around $1.9 million.